                                                                    EXHIBIT 99.2

                            SYSTEMSOFT CORPORATION
                        PRO FORMA FINANCIAL INFORMATION

On December 19, 1996, SystemSoft Corporation ("SystemSoft") completed its acquisition of Radish Communications Systems, Inc. ("Radish"), a privately held software developer and supplier, located in Boulder, Colorado, by means of a merger of a wholly owned subsidiary of SystemSoft with and into Radish. As a result of the merger Radish became a wholly owned subsidiary of SystemSoft. SystemSoft issued approximately 2.0 million shares of SystemSoft common stock and $0.4 million in cash to the former stockholders of Radish in exchange for all the outstanding shares of Radish. In addition, SystemSoft issued options for approximately 200,000 shares of SystemSoft common stock to replace Radish's existing stock option plans. The acquisition is accounted for under the purchase method of accounting.

The total purchase price of approximately $35.7 million is comprised of $37.8 million representing the issuance of common stock and options, cash paid of $0.4 million, as well as the assumption of $2.2 million in liabilities and transactions costs less cash acquired of $4.7 million. This purchase price was allocated based on the fair values of the identifiable assets of Radish as follows: $0.9 million to tangible assets of Radish and $34.8 million representing a charge for in-process technology to be recorded in operations in the fourth quarter ending January 31, 1997. In addition, in conjunction with this transaction, SystemSoft issued 750,000 warrants to a strategic partner of Radish valued at $4.1 million which will be charged to income during the fourth quarter ending January 31, 1997. SystemSoft also reassessed the carrying value of its capitalized and purchased software costs as a result of this acquisition and its revised future product strategies, resulting in a write-down of $1.9 million. The charge for in-process technology, the write down of capitalized and purchased software costs and the charge for issuance of warrants are excluded from the accompanying pro forma statements of operations.

The unaudited pro forma consolidated balance sheet was prepared as if the acquisition had occurred on October 31, 1996. The unaudited pro forma consolidated statements of operations for the nine months ended October 31, 1996 and for the year ended January 31, 1996 were prepared as if the acquisition had taken place at the beginning of each of the corresponding fiscal periods.

Radish had a December 31 year end. For purposes of presenting unaudited pro forma consolidated statements of operations, the results of Radish's operations for the year ended December 31, 1995 and the nine month period ended September 30, 1996 have been included with SystemSoft's results of operations for the year ended January 31, 1996 and the nine month period ended October 31, 1996, respectively. For purposes of presenting the unaudited pro forma consolidated balance sheet, the accounts of Radish as of September 30, 1996 have been combined with SystemSoft's accounts as of October 31, 1996. The impact resulting from these differences in periods is not material.

The unaudited pro forma financial information was prepared utilizing the accounting policies of the respective companies. The policies of Radish are substantially consistent with those of SystemSoft. The unaudited pro forma financial information reflects the allocation of purchase price in accordance with generally accepted accounting principles.

The unaudited pro forma consolidated financial statements are intended for informational purposes and are not necessarily indicative of the future consolidated financial position or future results of operations of the combined entity. These condensed financial statements should be read in conjunction with the financial statements and notes thereto included in SystemSoft's Annual Report on Form 10-K for the year ended January 31, 1996, Form 10-Q for the three month period ended October 31, 1996, and Radish's historical financial statements filed as part of this Form 8-K.

                            SYSTEMSOFT CORPORATION
            UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                               OCTOBER 31, 1996

                                                                                           Pro Forma            Consolidated
                                               SystemSoft             Radish              Adjustments             Pro Forma
                                            ----------------      -------------        -----------------        ---------------
ASSETS

 Current assets:
    Cash and cash equivalents              $      8,513,714      $   4,953,334        $    (367,101) F         $    13,099,947
    Marketable securities                         3,882,898              -                                           3,882,898
    Accounts receivable, net                     11,101,042            372,072                                      11,473,114
    Receivable from related party                 1,374,968              -                                           1,374,968
    Inventory                                         -                216,527             (216,527) A                   -
    Deferred income taxes                         1,512,756              -                                           1,512,756
    Prepaid and other current assets              2,320,805             14,302                                       2,335,107
                                            ----------------      -------------        -------------            ---------------
       Total current assets                      28,706,183          5,556,235             (583,628)                33,678,790

    Property and equipment, net                   4,422,006            675,936             (179,232) A               4,918,710
    Intangible and other assets, net                  -                154,172             (154,172) A                   -
    Purchased software, net                       2,467,299              -                 (724,793) B               1,742,506
    Software development costs, net               2,897,731              -               (1,190,878) B               1,706,853
                                            ----------------      -------------        -------------            ---------------
       Total assets                        $     38,493,219      $   6,386,343        $  (2,832,703)           $    42,046,859
                                            ================      =============        =============            ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

 Current Liabilities:
    Accounts payable                       $      1,682,677      $     290,261        $                        $     1,972,938
    Accrued expenses                                443,145            111,342            1,200,000  C               1,754,487
    Capital lease obligations                         -                248,219                                         248,219
    Deferred Revenue                                  -                413,338                                         413,338
    Income taxes payable                          1,525,662              -                                           1,525,662
    Accrued commissions                             346,729              -                                             346,729
    Accrued compensation and benefits               552,234             94,008                                         646,242
    Accrued royalties                               114,824              -                                             114,824
                                            ----------------      -------------        -------------            ---------------
     Total current liabilities                    4,665,271          1,157,168            1,200,000                  7,022,439

    Deferred income taxes                           674,390              -                                             674,390
    Long-term portion of capital
     lease obligation                                 -                100,000                                         100,000

    Minority interest                                50,000              -                                              50,000

    Mandatorily redeemable convertible
     preferred stock - Series A, B, C, D              -             17,121,131          (17,121,131) D                   -
Stockholders' Equity
    Preferred stock                                   -                  -                                               -

    Common stock                                    226,799              2,441               (2,441) D                 247,177
                                                                                             20,378  F
    Warrants                                          -                  -                4,059,478  G               4,059,478
    Additional paid in capital                   29,945,923          2,080,231           (2,080,231) D              67,781,671
                                                                                         37,835,748  F
    less treasury stock                            (427,187)             -                                            (427,187)
    Stock subscription receivable                     -             (1,199,400)           1,199,400  D                   -
    Retained earnings (deficit)                   3,358,023        (12,875,228)          12,875,228  D             (37,461,109)
                                                                                        (40,819,132) E
                                            ----------------      -------------        -------------            ---------------
     Total stockholders' equity                  33,103,558        (11,991,956)           13,088,428                 34,200,030
                                            ----------------      -------------        -------------            ---------------
     Total liabilities and stockholders'
      equity                               $     38,493,219      $   6,386,343        $  (2,832,703)            $   42,046,859
                                            ================      =============        =============            ===============

                           SYSTEMSOFT CORPORATION
       UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED OCTOBER 31, 1996

                                                                                      Pro Forma       Consolidated
                                                    SystemSoft         Radish        Adjustments       Pro Forma
                                                  --------------    ------------    -------------    --------------
Revenues:
     Software license fees                        $ 18,649,664      $  2,065,477    $                $   20,715,141
     Engineering services                            6,989,239             -                              6,989,239
     Hardware Sales                                      -               647,331                            647,331
     Related party                                   2,010,000             -                              2,010,000
     Other                                               -                24,843                             24,843
                                                  --------------    ------------                     --------------
       Total revenues                               27,648,903         2,737,651                         30,386,554

Costs of Revenues:
     Software license fees                           1,846,156             -              (21,593)H
                                                                                          392,909 J       2,217,472
     Engineering services                            2,619,120             -                              2,619,120
     Hardware Sales                                      -               474,851                            474,851
     Related party                                     736,554             -                                736,554
     Other                                               -                26,134                             26,134
                                                  --------------    ------------    -------------    --------------
       Total cost of revenues                        5,201,830           500,985          371,316         6,074,131

Gross profit                                        22,447,073         2,236,666         (371,316)       24,312,423

Operating Expenses:
     Research and development                        5,811,271         1,833,713                          7,644,984
     Sales and marketing                             7,633,790         2,690,038         (392,909)J       9,930,919
     General and administrative                      2,381,908           411,949                          2,793,857
                                                  --------------    ------------    -------------    --------------
       Total operating expenses                     15,826,969         4,935,700         (392,909)       20,369,760

Income from operations                               6,620,104        (2,699,034)          21,593         3,942,663
Interest income                                        307,012           129,369                            436,381
Interest expense                                          (416)          (46,223)                           (46,639)
Foreign exchange loss                                  (51,420)                -                            (51,420)
                                                  --------------    ------------    -------------    --------------
Income before provision for income taxes             6,875,280        (2,615,888)          21,593         4,280,985

Provision for income taxes                           2,406,348                           (923,118)I       1,483,230
                                                  --------------    ------------    -------------    --------------
       Net income                                 $  4,468,932      $ (2,615,888)   $     944,711    $    2,797,755
                                                  ==============    ============    =============    ==============
Net income per common share                       $       0.18                                       $         0.10
                                                  ==============                                     ==============
Weighted average number of common
  and common equivalent shares oustanding           25,486,372                                           27,707,346
                                                  ==============                                     ==============

                            SYSTEMSOFT CORPORATION
      UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED JANUARY 31, 1996


                                                                                          Pro Forma        Consolidated
                                                   SystemSoft           Radish           Adjustments         Pro Forma
                                                 --------------     --------------     --------------     ---------------
Revenues:
     Software license fees                      $   16,172,876     $   1,335,002      $                  $   17,507,878
     Engineering services                            5,850,617             -                                  5,850,617
     Hardware sales                                      -               571,731                                571,731
     Related party                                   2,483,111             -                                  2,483,111
     Other                                              81,983           163,051                                245,034
                                                 --------------     -------------                        ---------------
          Total revenues                            24,588,587         2,069,784                             26,658,371

Costs of Revenues:
     Software license fees                             899,883              -               (25,851)H
                                                                                            260,681 J         1,134,713
     Engineering services                            2,194,643              -                                 2,194,643
     Hardware sales                                      -               453,709                                453,709
     Related party                                   1,272,982              -                                 1,272,982
     Other                                              35,230           152,164           (260,681)            187,394
                                                 --------------     -------------      -------------     ---------------
          Total cost of revenues                     4,402,738           605,873            234,830           5,243,441

Gross profit                                        20,185,849         1,463,911           (234,830)         21,414,930

Operating Expenses:
     Research and development                        5,111,759         2,087,145                              7,198,904
     Sales and marketing                             7,646,792         2,378,430           (260,681)J         9,764,541
     General and administrative                      2,719,032           615,828                              3,334,860
                                                 --------------     -------------      -------------     ---------------
          Total operating expenses                  15,477,583         5,081,403           (260,681)         20,298,305

Income from operations                               4,708,266        (3,617,492)            25,851           1,116,625
Interest income                                        575,868            54,317                                630,185
Interest expense                                        (1,081)          (51,213)                               (52,294)
Foreign exchange loss                                 (106,977)             -                                  (106,977)
                                                 --------------     -------------     --------------     ---------------
Income before provision for income taxes             5,176,076        (3,614,388)            25,851           1,587,539

Provision for income taxes                           1,584,787                           (1,274,084)I           310,703
                                                 --------------     -------------     --------------     ---------------
          Net income                            $    3,591,289     $  (3,614,388)    $    1,299,935      $    1,267,836
                                                 ==============     =============     ==============     ===============
Net income per common share                     $         0.16                                           $         0.05
                                                 ==============                                          ===============
Weighted average number of common
 and common equivalent shares outstanding           22,742,292                                               24,963,266
                                                 ==============                                           ==============

                            SYSTEMSOFT CORPORATION
    NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                               OCTOBER 31, 1996



A) Allocation of purchase price based on the fair values of identifiable assets of Radish as of October 31, 1996. As a result of the merger, Radish's products and technology will be combined with SystemSoft's existing technology to develop an entirely new product that will be sold under a revised business model. Accordingly, certain Radish assets no longer provide a future benefit to the combined Company and have been written down to salvage value in the unaudited pro forma Combined Consolidated Balance Sheet.

B)  Write-off of assets in conjunction with purchase.

C)  Accrual of acquisition costs.

D)  Elimination of Radish Preferred Stock and Stockholders' Deficit.

E)  Charges including:

                                                 (000s)

In Process R&D                                  $ 34,844
Previously Capitalized Development Costs           1,191
Previously Purchase Software                         725
Warrants Issued                                    4,059
                                                  ------
                                                $ 40,819

F)  Record consideration paid for acquisition of Radish assets.

G)  Warrants issued to a strategic partner of Radish.

H) To eliminate the amortization of patents for the period presented that are written off in connection with the transaction.

I) To record the tax benefits of Radish's net operating losses and the tax effect of the pro-forma adjustments.

J) To reclass certain customer support costs to conform with SystemSoft finanacial reporting practices.